EXHIBIT 10.5

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT N° 3

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

AMENDMENT N°3 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°3 (the “Amendment N°3”) dated 14 July 2014 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.

The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on the 10th May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.

The Buyer and the Seller have signed an amendment No. 1 to the Agreement on the 28th December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family referred to as “Amendment N°1”.

C.	The Seller and the Buyer have signed an amendment No. 2 to the Agreement on the 14th of July 2014 to (i) [*] and (ii) [*]; referred to as “Amendment N°2”.

D	The Buyer and the Seller wish to, among other matters, provide for the manufacture and sale of sixty (60) incremental A320 NEO Family aircraft subject to the terms and conditions set out below.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 2 of 19

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°3. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.                AMENDMENT NO. 3

1.1          Scope

Among other amendments agreed by the Parties herein, the Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, sixty (60) incremental NEO aircraft (the “Amendment 3 NEO Aircraft”) [*].

1.2                  Definitions

1.2.1     The Parties hereby agree to add the following definitions to Clause 0 of the Agreement:

QUOTE:

A320 NEO Aircraft or A320 NEO means an A320-200N type Aircraft delivered under this Agreement.

A320 NEO Aircraft Standard Specification means the A320-200N standard specification document Number D.000.02000N Issue 1, dated 21st December 2013, a copy of which has been annexed hereto as Exhibit A2, including the following design weights:

MTOW:	[*]
MLW:	[*]
MZFW:	[*]

A321 NEO Aircraft or A321 NEO means an A321-200 type Aircraft incorporating the New Engine Option and delivered under this Agreement.

Standard Specification means, individually or collectively, as the context may require, the A320 NEO Aircraft Standard Specification or the A321-200 Aircraft Standard Specification.

UNQUOTE

1.2.2.  The Parties hereby agree to delete the definition of A320-200 Aircraft Standard Specification in Clause 0 “Definitions” of the Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 3 of 19

1.2.3      The Parties hereby agree that the definition of “A321-200 Aircraft Standard Specification”, “Irrevocable SCNs” and “Sharklets” as set forth in Clause 0 of the Agreement will be deleted and replaced by the following quoted definitions:

QUOTE

A321-200 Aircraft Standard Specification    means the A321-200 standard specification document number E.000.02000, Issue 5, dated June 20, 2011, published by the Seller, a copy of which has been annexed hereto as Exhibit A2, including the following design weights:

MTOW:	[*]
MLW:	[*]
MZFW:	[*]

Irrevocable SCNs means the list of SCNs, which are irrevocably part of the A321 NEO Aircraft specification, as expressly set forth in Appendix 1 to Exhibit A to the Agreement, as amended.

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the A320 NEO Aircraft Standard Specification or the corresponding Irrevocable SCNs for the A321 NEO Aircraft, as applicable

UNQUOTE

1.2.4      The Parties hereby agree to delete Exhibit A of the Agreement including its Appendix and to replace it with the content of Appendix 2 hereto.

2.                  SPECIFICATION

The Parties hereby agree that Clause 2.1 of the Agreement will be entirely deleted and replaced by the following quoted text:

QUOTE

2.1                    Aircraft Specification

2.1.1                          A320 NEO Aircraft Specification

The A320 NEO Aircraft will be manufactured in accordance with the A320 NEO Aircraft Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
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2.1.2                          A321 NEO Aircraft Specification

2.1.2.1              New Engine Option

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A321 aircraft. The specification of the A321 NEO Aircraft will be derived from the current A321-200 Aircraft Standard Specification and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Appendix 1 to Exhibit A, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2              Notwithstanding the foregoing, upon the freeze of the technical configuration applicable to the combination of the A321-200 Aircraft Standard Specification and the Irrevocable SCNs, the Seller will issue an A321-200N NEO Standard Specification Issue 1 (the “A321 NEO Aircraft Standard Specification”), which will each automatically supersede the combination of the respective A321-200 Aircraft Standard Specification and the corresponding Irrevocable SCNs. The A321 NEO Aircraft will be manufactured in accordance with such Issue 1 of the A321 NEO Aircraft Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2.3              A321 NEO Weights

The New Engine Option will modify the design weights of the A321-200 Aircraft Standard Specification as follows:

A321-200
MTOW	[*]
MLW	[*]
MZFW	[*]

The estimated basic Manufacturer’s Weight Empty (MWE) of the A321-200 Aircraft Standard Specification § 13-10.01.00 will be modified as follows:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 5 of 19

Propulsion Systems as per Clause 2.3	A321-200
PW	[*]
CFM	[*]

It is agreed and understood that the above weights may be updated in the A321 NEO Aircraft Standard Specification.

UNQUOTE

3.                          PROPULSION SYSTEMS DESIGNATION AND THRUST CHANGES

3.1                  Following the change of designation by CFM of the “LEAP-X” engine, the Parties hereby agree that any reference to “LEAP-X” Propulsion System in the Agreement will be deemed to be a reference to “LEAP” Propulsion System and that the following CFM engines denomination will apply.

LEAP-1A26                                                                             for A320-200 NEO

LEAP-1A26E1                                                           for A320-200 NEO

LEAP-1A32                                                                             for A321-200 NEO

3.2          LEAP-1A32B1, LEAP-1A32B2 and LEAP-1A33

The Parties agree to delete all references and associated pricing to LEAP-X1A32B1 or LEAP-1A32B2, as well as Leap-X1A32B2 or Leap 1A32B2 Propulsion Systems, in Clauses 2.3 and 3.1.2.1 of the Agreement as well as in Clause 1 of Exhibit C Part 2.

The Parties agree to add the new LEAP-1A33 Propulsion System for A321 NEO Aircraft.

3.3 The Parties hereby agree that the table in Clause 2.3 of the Agreement will be entirely deleted and replaced by the following quoted table:

QUOTE

Aircraft Type	Pratt & Whitney	CFM

A320-200N	PW1127G-JM AET* (26,800 lbf)	LEAP-1A26 AET* (26,600 lbf) or

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
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LEAP-1A26E1 AET* (26,600 lbf)
A321-200 NEO	PW1133G-JM AET* (32,700 lbf)	LEAP-1A32 AET* (32,100 lbf) or LEAP-1A33 AET* (32,900 lbf)

* AET means Airbus Equivalent Thrust

UNQUOTE

4                      PRICE

The Parties hereby agree that Clause 3.1 of the Agreement shall be entirely deleted and replaced by the following quoted text:

QUOTE

3.1                        Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i)                                   the Base Price of the Airframe and

(ii)                                the Base Price of the Propulsion Systems.

3.1.1            Base Price of the Airframe

The Base Price of the Airframe is the sum of the following base prices:

(i)                                   the base price of the Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers,

USD [*]                                              For A320 NEO Aircraft

USD [*]                                              For A321 NEO Aircraft

(ii)                                the base price of the New Engine Option (excluding Sharklets), which is:

USD [*]                                              For A321 NEO Aircraft only

(iii)                             the base price of the Sharklets, which is:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Ref. CLC-CT1243367July 2014
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USD [*]                                                                            For A321 NEO Aircraft only

(iv)                     the base price of any and all SCNs set forth in Appendix 1 to Exhibit A, at delivery conditions prevailing in January 2011,

USD [*]                                                                      For A320 NEO Aircraft

USD [*]                                                                      For A321 NEO Aircraft

(v)                        the base price of the master charge, which is applicable if a CFM LEAP Propulsion System is selected, which is:

USD [*]

The Base Price of the Airframe has been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 (the “Base Period”).

3.1.2        It is hereby agreed and understood between the parties that, upon issuance of Issue 1.0 of the A321 NEO Aircraft Standard Specification, the Base Price of the Airframe reflecting the Airframe as defined in each such Standard Specification shall correspond to the sum of the amounts set out in paragraph (i), (ii) and (iii) as set forth in respectively Clauses 3.1.1 above for A321 NEO Aircraft.

3.1.3                                       Base Price of the Propulsion Systems

3.1.3.1                            The Base Price of a set of two (2) CFMI Propulsion Systems is:

CFM LEAP-1A26	USD [*]	For A320 NEO
CFM LEAP-1A26E1	USD [*]	For A320 NEO
CFM LEAP-1A32	USD [*]	For A321 NEO
CFM LEAP-1A33	USD [*]	For A321 NEO

Such Base Prices of the Propulsion Systems have been established in accordance with the delivery conditions prevailing in January 2011 and have been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Reference Price”):

CFM LEAP-1A26	USD [*]	For A320 NEO
CFM LEAP-1A26E1	USD [*]	For A320 NEO
CFM LEAP-1A32	USD [*]	For A321 NEO
CFM LEAP-1A33	USD [*]	For A321 NEO

The Reference Prices have been established in accordance with the delivery conditions prevailing in January 2010 at reference Composite Index of [*]and shall be subject to revision up to the A320 NEO Family Aircraft Delivery Date in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Part 2 of Exhibit C

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 8 of 19

hereto.

3.1.3.2                            The Base Price of a set of two (2) Pratt and Whitney Propulsion Systems is:

PW1127G-JM                                                                                                                          USD [*]                                              For A320 NEO

PW1133G-JM                                                                                                                          USD [*]                                              For A321 NEO

Such Base Prices of the Propulsion Systems have been established in accordance with the delivery conditions prevailing in January 2011 and have been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Reference Price”):

PW1127G-JM                                                                                                                          USD [*]                                              For A320 NEO

PW1133G-JM                                                                                                                          USD [*]                                              For A321 NEO

The Reference Prices have been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb”, “ICb”, and “C10b” and shall be subject to revision up to the NEO Aircraft delivery date in accordance with the Pratt and Whitney Price Revision Formula set out in Part 3 of Exhibit C hereto.

UNQUOTE

5.                  PREDELIVERY PAYMENTS

Any Predelivery Payments falling due on or before the date of this Amendment 3 will be paid by the Buyer [*] after execution of this Amendment N°3.

6.                  DELIVERY SCHEDULE

The Amendment 3 NEO Aircraft are [*] designated as A321 NEO Aircraft.

Pursuant to the Buyer’s order of Amendment 3 NEO Aircraft, the table in Clause 9.1 of the Agreement is deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

7.                  SUPPORT/ TRAINING MATTERS

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 9 of 19

7.1          The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1                                    The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for the fleet of one hundred and ten (110) Aircraft shall be [*] in aggregate. This allocation shall be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. Once assigned, this service shall commence at or about the delivery of the Aircraft.

2                                    For the sake of clarification, such Seller Representatives’ services will include [*].

3                                        The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, but will at no time exceed [*] Seller Representatives.

UNQUOTE

7.2        The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period starting [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
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1                    FLIGHT OPERATIONS TRAINING

1.1        Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2        Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered and [*].  Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3        Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered.

2                    PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered.

3                    MAINTENANCE TRAINING

3.1        The Seller will provide to the Buyer [*] in total for the buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered.

3.2        The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and ten (110) Aircraft firmly ordered.

4                    TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1        For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2        For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 11 of 19

4.3        For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4        For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

8.                [*]

9.                INCONSISTENCY AND CONFIDENTIALITY

9.1        In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°3, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

9.2        This Amendment N°3, reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

9.3        This Amendment N°3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

10.        COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11.        LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°3 as if the same were set out in full herein, mutatis mutandis.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 12 of 19

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Steven F. Udvar-Házy	/s/ John J. Leahy

Name Steven F. Udvar-Házy	Name John J. Leahy

Title Chairman & CEO	Title Chief Operating Officer Customers

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 13 of 19

Appendix 1 to Amendment 3

DELIVERY SCHEDULE

A320 NEO PA
CAC ID	Aircraft Rank	Delivery Date		Aircraft Type	Engine Type
[*]	Aircraft N°1	[*]	2016	[*]	[*]
[*]	Aircraft N°2	[*]	[*]	[*]	[*]
[*]	Aircraft N°3	[*]	[*]	[*]	[*]
[*]	Aircraft N°4	[*]	[*]	[*]	[*]
[*]	Aircraft N°5	[*]	[*]	[*]	[*]
[*]	Aircraft N°6	[*]	[*]	[*]	[*]
[*]	Aircraft N°7	[*]	[*]	[*]	[*]
[*]	Aircraft N°8	[*]	[*]	[*]	[*]
[*]	Aircraft N°9	[*]	[*]	[*]	[*]
[*]	Aircraft N°10	[*]	[*]	[*]	[*]
[*]	Aircraft N°11	[*]	[*]	[*]	[*]
[*]	Aircraft N°12	[*]	[*]	[*]	[*]
[*]	Aircraft N°13	[*]	[*]	[*]	[*]
[*]	Aircraft N°14	[*]	[*]	[*]	[*]
[*]	Aircraft N°15	[*]	[*]	[*]	[*]
[*]	Aircraft N°16	[*]	[*]	[*]	[*]
[*]	Aircraft N°17	[*]	[*]	[*]	[*]
[*]	Aircraft N°18	[*]	[*]	[*]	[*]
[*]	Aircraft N°19	[*]	[*]	[*]	[*]
[*]	Aircraft N°20	[*]	[*]	[*]	[*]
[*]	Aircraft N°21	[*]	[*]	[*]	[*]
[*]	Aircraft N°22	[*]	[*]	[*]	[*]
[*]	Aircraft N°23	[*]	[*]	[*]	[*]
[*]	Aircraft N°24	[*]	[*]	[*]	[*]
[*]	Aircraft N°25	[*]	[*]	[*]	[*]
[*]	Aircraft N°26	[*]	[*]	[*]	[*]
[*]	Aircraft N°27	[*]	[*]	[*]	[*]
	Aircraft N°51	[*]	[*]	[*]	[*]
[*]	Aircraft N°28	[*]	[*]	[*]	[*]
[*]	Aircraft N°29	[*]	[*]	[*]	[*]
[*]	Aircraft N°30	[*]	[*]	[*]	[*]
[*]	Aircraft N°31	[*]	[*]	[*]	[*]
	Aircraft N°52	[*]	[*]	[*]	[*]
[*]	Aircraft N°32	[*]	[*]	[*]	[*]
[*]	Aircraft N°33	[*]	[*]	[*]	[*]
[*]	Aircraft N°34	[*]	[*]	[*]	[*]
[*]	Aircraft N°35	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 14 of 19

Appendix 1 to Amendment 3

	Aircraft N°53	[*]	[*]	[*]	[*]
[*]	Aircraft N°36	[*]	[*]	[*]	[*]
	Aircraft N°54	[*]	[*]	[*]	[*]
[*]	Aircraft N°37	[*]	[*]	[*]	[*]
[*]	Aircraft N°38	[*]	[*]	[*]	[*]
[*]	Aircraft N°39	[*]	[*]	[*]	[*]
[*]	Aircraft N°40	[*]	[*]	[*]	[*]
[*]	Aircraft N°41	[*]	[*]	[*]	[*]
[*]	Aircraft N°42	[*]	[*]	[*]	[*]
	Aircraft N°55	[*]	[*]	[*]	[*]
	Aircraft N°56	[*]	[*]	[*]	[*]
	Aircraft N°57	[*]	[*]	[*]	[*]
	Aircraft N°58	[*]	[*]	[*]	[*]
[*]	Aircraft N°43	[*]	[*]	[*]	[*]
	Aircraft N°59	[*]	[*]	[*]	[*]
	Aircraft N°60	[*]	[*]	[*]	[*]
[*]	Aircraft N°44	[*]	[*]	[*]	[*]
	Aircraft N°61	[*]	[*]	[*]	[*]
[*]	Aircraft N°45	[*]	[*]	[*]	[*]
	Aircraft N°62	[*]	[*]	[*]	[*]
[*]	Aircraft N°46	[*]	[*]	[*]	[*]
	Aircraft N°63	[*]	[*]	[*]	[*]
[*]	Aircraft N°47	[*]	[*]	[*]	[*]
	Aircraft N°64	[*]	[*]	[*]	[*]
	Aircraft N°65	[*]	[*]	[*]	[*]
	Aircraft N°66	[*]	[*]	[*]	[*]
	Aircraft N°67	[*]	[*]	[*]	[*]
[*]	Aircraft N°48	[*]	[*]	[*]	[*]
[*]	Aircraft N°49	[*]	[*]	[*]	[*]
	Aircraft N°68	[*]	[*]	[*]	[*]
	Aircraft N°69	[*]	[*]	[*]	[*]
[*]	Aircraft N°50	[*]	[*]	[*]	[*]
	Aircraft N°70	[*]	[*]	[*]	[*]
	Aircraft N°71	[*]	[*]	[*]	[*]
	Aircraft N°72	[*]	[*]	[*]	[*]
	Aircraft N°73	[*]	[*]	[*]	[*]
	Aircraft N°74	[*]	[*]	[*]	[*]
	Aircraft N°75	[*]	[*]	[*]	[*]
	Aircraft N°76	[*]	[*]	[*]	[*]
	Aircraft N°77	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 15 of 19

Appendix 1 to Amendment 3

Aircraft N°78	[*]	[*]	[*]	[*]
Aircraft N°79	[*]	[*]	[*]	[*]
Aircraft N°80	[*]	[*]	[*]	[*]
Aircraft N°81	[*]	[*]	[*]	[*]
Aircraft N°82	[*]	[*]	[*]	[*]
Aircraft N°83	[*]	[*]	[*]	[*]
Aircraft N°84	[*]	[*]	[*]	[*]
Aircraft N°85	[*]	[*]	[*]	[*]
Aircraft N°86	[*]	[*]	[*]	[*]
Aircraft N°87	[*]	[*]	[*]	[*]
Aircraft N°88	[*]	[*]	[*]	[*]
Aircraft N°89	[*]	[*]	[*]	[*]
Aircraft N°90	[*]	[*]	[*]	[*]
Aircraft N°91	[*]	[*]	[*]	[*]
Aircraft N°92	[*]	[*]	[*]	[*]
Aircraft N°93	[*]	[*]	[*]	[*]
Aircraft N°94	[*]	[*]	[*]	[*]
Aircraft N°95	[*]	[*]	[*]	[*]
Aircraft N°96	[*]	[*]	[*]	[*]
Aircraft N°97	[*]	[*]	[*]	[*]
Aircraft N°98	[*]	[*]	[*]	[*]
Aircraft N°99	[*]	[*]	[*]	[*]
Aircraft N°100	[*]	[*]	[*]	[*]
Aircraft N°101	[*]	[*]	[*]	[*]
Aircraft N°102	[*]	[*]	[*]	[*]
Aircraft N°103	[*]	[*]	[*]	[*]
Aircraft N°104	[*]	[*]	[*]	[*]
Aircraft N°105	[*]	[*]	[*]	[*]
Aircraft N°106	[*]	[*]	[*]	[*]
Aircraft N°107	[*]	[*]	[*]	[*]
Aircraft N°108	[*]	[*]	[*]	[*]
Aircraft N°109	[*]	[*]	[*]	[*]
Aircraft N°110	[*]	2023	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 16 of 19

Appendix 2 to Amendment N°3

EXHIBIT “A”

SPECIFICATION

The A320-200N and A321-200 Aircraft Standard Specification are contained in a separate folder

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 17 of 19

Appendix 2 to Amendment N°3

Appendix 1 to Exhibit A: A320NEO and A321NEO Baseline Specification

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A320 NEO Family PA
Ref. CLC-CT1243367July 2014
Execution Copy	Page 18 of 19

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

July 14, 2014

Subject  :  [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment No. 3 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 3 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 3 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Letter Agreement 1 to Amendment 3
A320 NEO Fam. Purchase Agreement	Page 1/4
Ref. CLC-CT14014048 July 2014
Execution Copy

LETTER AGREEMENT N° 1

1.                                                      [*]

2.                                                      [*]

3.                                                      [*]

4.              A350 CONSIDERATION

The Buyer and the Seller entered into the A350XWB Family Purchase Agreement on February 1, 2013 (the “A350XWB Agreement”). Capitalized terms used in this Paragraph 4 and not otherwise defined herein shall have the meanings assigned thereto in the A350XWB Agreement.

The Parties agree that upon execution of the Amendment and the Buyer having made Predelivery Payments due upon signature thereof:

(a)           [*]

(b)           [*]

5.                                   Amendment 3 NEO Aircraft Predelivery Payments

Solely with respect to the Amendment 3 NEO Aircraft, Clause 2 of Letter Agreement N°3 to the Agreement shall be deleted in its entirety and replaced by the following text between quotes:

QUOTE

2.                                                                Predelivery Payments for Amendment 3 NEO Aircraft

Solely with respect to the Amendment 3 NEO Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement shall be deleted in their entirety and replaced by the text between quotes as follows:

QUOTE

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Letter Agreement 1 to Amendment 3
A320 NEO Fam. Purchase Agreement	Page 2/4
Ref. CLC-CT14014048 July 2014
Execution Copy

LETTER AGREEMENT N° 1

5.3.2                                                                The Predelivery Payment Reference Price for an Amendment 3 NEO Aircraft of any type to be delivered in calendar year T is determined in accordance with the following formula:

[*]

5.3.3                                            Predelivery Payments will be paid according to the following schedule:

For each Amendment 3 NEO Aircraft, the Predelivery Payments will be paid to the Seller according to the following schedule:

[*]

Predelivery Payments theoretically falling due before signature of the Amendment will be payable [*].

UNQUOTE

UNQUOTE

6.                                                      [*]

7.                                                Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8.                                                Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

9.                                                Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Letter Agreement 1 to Amendment 3
A320 NEO Fam. Purchase Agreement	Page 3/4
Ref. CLC-CT14014048 July 2014
Execution Copy

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

AIR LEASE CORPORATION			AIRBUS S.A.S.

By	:	/s/ Steven F. Udvar-Házy	By	:	/s/ John J. Leahy

Its	:	Chairman & CEO	Its	:	Chief Operating Officer Customers

Letter Agreement 1 to Amendment 3
A320 NEO Fam. Purchase Agreement	Page 4/4
Ref. CLC-CT14014048 July 2014
Execution Copy

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

July 14, 2014

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment No. 3 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 3 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 3 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

etter Agreement 2 to Amendment 3 A320 NEO Fam. Purchase Agreement Ref. CLC-CT14014048 July 2014	Page 1/5
Execution Copy

LETTER AGREEMENT N° 2

1.            [*]

2.            Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.            Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

4.            Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

etter Agreement 2 to Amendment 3 A320 NEO Fam. Purchase Agreement Ref. CLC-CT14014048 July 2014	Page 2/5
Execution Copy

LETTER AGREEMENT N° 2

By	:	/s/ Steven F. Udvar-Házy	By	:	/s/ John J. Leahy

Its	:	Chairman & CEO	Its	:	Chief Operating Officer
Customers

etter Agreement 2 to Amendment 3 A320 NEO Fam. Purchase Agreement Ref. CLC-CT14014048 July 2014	Page 3/5
Execution Copy

Exhibit A to Letter Agreement No. 2

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

etter Agreement 2 to Amendment 3 A320 NEO Fam. Purchase Agreement Ref. CLC-CT14014048 July 2014	Page 4/5
Execution Copy

Exhibit A to Letter Agreement No. 2

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

etter Agreement 2 to Amendment 3 A320 NEO Fam. Purchase Agreement Ref. CLC-CT14014048 July 2014	Page 5/5
Execution Copy